UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2004

__________________________________

VAIL BANKS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-25081	84-1250561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0015 Benchmark Road, Suite 300, P.O. Box 6580 Avon, Colorado	81620
(Address of Principal Executive Offices)	(Zip Code)

(970) 476-2002
(Registrant’s telephone number, including area code)

 N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)     Exhibits:

                 99.1     Press Release issued by Vail Banks, Inc. dated February 5, 2004.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

       The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

       On February 5, 2004, Vail Banks, Inc. issued a press release reporting earnings and other financial results for its year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAIL BANKS, INC.

Date: February 9, 2004	/s/ GARY S. JUDD
Gary S. Judd
President and Chief Executive Officer

Date: February 9, 2004	/s/ PETER G. WILLISTON
Peter G. Williston
Senior Executive Vice President and Chief Financial Officer

No.	Exhibit Index
99.1	Press Release issued by Vail Banks, Inc. dated February 5, 2004